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                              AMENDING AGREEMENT
                                      to
 AAM/GMCL Supply Agreement between American Axle & Manufacturing, Inc. ("AAM")
    and General Motors of Canada Limited ("GMCL") dated February 17, 1994,
                           (the "Supply Agreement")

         Contemporaneous with the execution of the Supply Agreement, AAM and GMCL (together, the "Parties") executed a letter agreement dated February 17, 1994, expressing the Parties' intention to negotiate an extension or renewal of the original term of the Supply Agreement.

         The letter agreement provides that the Parties will commence such negotiations on or before September 14, 1995. In accordance with that provision, the Parties have met to negotiate an extension of the Supply Agreement and have executed an amending agreement dated September 5, 1996 extending this agreement until October 15, 1996.

         AAM and GMCL hereby agree to extend the term of the Supply Agreement for a further period such that the Supply Agreement will remain in full force and effect until 11:59 P.M. the 15th day of November, 1996 unless earlier terminated pursuant to Section 12 thereof. This agreement to extend the term of the Supply Agreement amends and supersedes the expiration date set forth in
Section 12.A of the Supply Agreement and the subsequent amending agreement of September 5, 1996.

         All other terms and conditions of the Supply Agreement shall remain in full force and effect as originally agreed upon, unaffected by this amendment.

Dated as of October 7, 1996.

AMERICAN AXLE & MANUFACTURING, INC.           GENERAL MOTORS OF CANADA LIMITED

BY: /s/ B. G. Mathis                          BY: /s/ L.D. Worrall
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ITS: Vice President Administration            ITS: Vice President - Operations
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                                              BY: [copy illegible in original]
                                                 ----------------------------
                                              ITS: Assistant Secretary
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